                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                    Date of report: January 18, 1994

                            USAir Group, Inc.
                               USAir, Inc.

                                Delaware
                 (State of Incorporation of Registrants)

                        Commission File Numbers:
                      USAir Group, Inc. 54-1194634
                         USAir, Inc. 53-0218143
                (I.R.S. Employer Identification Numbers)

                     2345 Crystal Drive, Arlington, VA 22227

                     (Address of principal executive offices)
                        (703) 418-5306 (USAir Group, Inc.)
                        (703) 418-7000 (USAir, Inc.)
               (Registrants' telephone numbers including area code)

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Item 5.     Other Events

     On December 21, 1993, USAir Group, Inc. (the "Company") entered into a waiver agreement (the "Waiver Agreement") with the banks that are party to its revolving credit facility (the
"Credit Agreement") to waive compliance by the Company, during the period October 1 through December 31, 1993, with the coverage ratio test under the Credit Agreement. For the quarter ended
December 31, 1993, the coverage ratio test (the "Coverage
Covenant") requires that, on a consolidated basis, the ratio of
(X) the sum of (i) pre-tax income, as defined in the Credit
Agreement, (ii) depreciation, (iii) amortization, (iv) interest expense,
(v) operating lease expense and (vi) severance expense to (Y) the sum of (i) interest expense, (ii) operating lease expense and
(iii) dividends not be less than 1.00:1. Without this waiver, the Company would have violated the coverage ratio test on December 31, 1993.


                             1
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     The Waiver Agreement also waives compliance by the Company, during the period December 21, 1993 through September 30, 1994, with another covenant under the Credit Agreement which restricts to $300 million the amount of unsecured debt, as defined under the Credit Agreement and not otherwise permitted under the Credit Agreement ("Unsecured Debt"), that the Company and its subsidiaries can incur, provided that Unsecured Debt does not exceed $620 million. Without this waiver, the Company anticipates that it would violate this covenant.

     On December 21, 1993, USAir, Inc. ("USAir"), the principal operating subsidiary of the Company, obtained a waiver of USAir's compliance with the Coverage Covenant, which is also included in USAir's agreement to sell, on a revolving basis, certain of its accounts receivables, on the same terms as described above with respect to the Waiver Agreement.

Item 7.     Financial Statements and Exhibits

Designation                  Description
- -----------                  -----------
    99                       Third Waiver dated as of December
                             21, 1993 among USAir Group, Inc. and
                             the banks party to the Credit
                             Agreement.





                             2
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                               SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                              USAir Group, Inc.

                              By: /s/Ann Greer Rector
                                  -----------------------------
                                  Ann Greer Rector
                                  Vice President and
                                  Controller
                                  (Principal Accounting Officer)

                              USAir, Inc.

                              By:     /s/Ann Greer Rector
                                  -----------------------------
                                  Ann Greer Rector
                                  Vice President and Controller
                                  (Principal Accounting Officer)


Date: January 18, 1994

<PAGE.


                              EXHIBIT 99
                              ----------

       THIRD WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT
       -----------------------------------------------------

     THIRD WAIVER (the "Third Waiver"), dated as of December 21, 1993 among USAIR GROUP, INC. (the "Company"), the banking institutions party to the Credit Agreement referred to below (the "Banks"), CHEMICAL BANK, as Agent for the Banks thereunder (in such capacity, the "Agent") and Lead Manager, and BANKERS TRUST COMPANY, as Co-Manager. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              WITNESSETH:
                              ----------
     WHEREAS, the Company, the Banks and the Agent have entered into the Credit Agreement, dated as of March 30, 1987, and Amended and Restated as of October 21, 1988, and subsequently amended by the First Amendment thereto dated as of July 28, 1989, by the Second Amendment thereto dated as of February 15, 1990, by the Third Amendment thereto dated as of September 30, 1990, by the Fourth Amendment thereto dated as of March 29, 1991, by the Fifth Amendment thereto dated as of April 26, 1991, by the Sixth Amendment thereto dated as of October 14, 1992 and by the Seventh Amendment thereto dated as of June 21, 1993 (as so amended, the "Credit Agreement"); and

     WHEREAS, the Company has requested that the Banks waive compliance by the Company with certain provisions of the Credit
Agreement as herein provided;

     NOW, THEREFORE, IT IS AGREED:

     1. Compliance by the Company with Subsection 6.1 of the Credit Agreement as such subsection applies to the period commencing October 1, 1993 and ending December 31, 1993 is hereby waived.

     2. Compliance by the Company with the limitation set forth in Subsection 6.7(iv) is hereby waived for the period commencing December 21, 1993 and ending September 30, 1994; provided, however, that the unsecured Debt of the Company not otherwise permitted by clauses (i), (ii) and (iii) of Subsection 6.7 shall not exceed $620,000,000 in the aggregate for all Subsidiaries of the Company at any time outstanding during such period. It is hereby agreed that the failure of the Company to comply with the limitation set forth in the proviso of the preceding sentence

                             1
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shall constitute an Event of Default pursuant to Section 8(c) of the Credit Agreement to the same extent as if such limitation were set forth in Subsection 6.7(iv) of the Credit Agreement.

     3. In order to induce the Banks to enter into this Waiver, the Company hereby certifies that, as of the date hereof, after giving effect to this Waiver, (i) no Default or Event of Default exists and (ii) each of the representations and warranties contained in Section 3 of the Credit Agreement (excluding subsections 3.1 and 3.2) and in each of the other Credit Documents is true and correct with the same effect as though made on the date hereof.

     4. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other agreement referred to therein, or prejudice any right or rights which the Agent or the Banks may now have or may have in the future under or in connection with the Credit Agreement, any Credit Document or any of the instruments or agreements referred to therein. Except as expressly waived hereby, the terms and provisions of the Credit Agreement shall continue in full force and effect. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, they shall be deemed to mean the Credit Agreement as modified hereby.

     5. This Waiver shall become effective as of December 21, 1993 on the date on which the Company, the Required Banks and the Agent shall have executed a copy hereof and shall have delivered
(including by way of telecopier) the same to the Agent.

     6. This Waiver may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Agent.

     7.  THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


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     IN WITNESS WHEREOF, the parties hereto have caused their
duly authorized officers to execute and deliver this Waiver as of the date first above written.

                         USAIR GROUP, INC.

                         By  /s/Ann Torre Grant
                            ------------------------------
                            Name:  Ann Torre Grant
                            Title: Vice President and
                                     Treasurer

                            CHEMICAL BANK, as Agent and
                                Lead Manager and as a Bank

                            By  /s/Richard Stewart
                               ---------------------------
                               Name:  Richard Stewart
                               Title: Vice President

                             BANKERS TRUST COMPANY, as
                                Co-Manager and as a Bank

                             By  /s/Edward C. Benedict
                                --------------------------
                             Name:  Edward C. Benedict
                             Title: Vice President

                             THE CHASE MANHATTAN BANK, N.A.

                             By  /s/Matthew H. Massie
                                --------------------------
                             Name:  Matthew H. Massie
                             Title: Vice President

                             THE MITSUBISHI BANK, LIMITED,
                               acting through its NEW YORK
                               BRANCH

                             By  /s/Yuko Ashida
                                 --------------------------
                             Name:  Yuko Ashida
                             Title: Joint General Manager

                             3

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                             MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK

                             By  /s/David B. Common
                                 --------------------------
                             Name:  David B. Common
                             Title: Vice President

                             BANK OF AMERICA

                             By  /s/Timothy C. Hintz
                                 --------------------------
                              Name:  Timothy C. Hintz
                              Title: Vice President

                              CITIBANK, N.A.

                              By  /s/Thomas M. O'Shea
                                 --------------------------
                              Name:  Thomas M. O'Shea
                              Title: Vice President

                              CONTINENTAL BANK, N.A.

                              By
                                 --------------------------
                              Name:
                              Title:

                              MELLON BANK, N.A.

                              By
                                ---------------------------
                              Name:
                              Title:

                              PNC BANK, NATIONAL ASSOCIATION

                              By  /s/Louann E. Tronsberg
                                  -------------------------
                              Name:  Louann E. Tronsberg
                              Title: Vice President

                             4
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                              WACHOVIA BANK AND TRUST
                                  COMPANY, N.A.

                              By  /s/Peter K. Massa
                                 --------------------------
                              Name:  Peter K. Massa
                              Title: Vice President

                              NATIONSBANK OF NORTH CAROLINA,
                                  N.A.

                              By  /s/Lawrence Saunders
                                  -------------------------
                              Name:  Lawrence Saunders
                              Title: Vice President

                              THE RIGGS NATIONAL BANK OF
                                 WASHINGTON, D.C.

                              By
                                  -------------------------
                              Name:
                              Title:

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